UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2016

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2016 ANNUAL REPORT

JUNE 30, 2016

BRIDGEWAY LARGE CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

President’s Message

Dear Shareholders,

During much of the 12-month period ended June 30, 2016, dissimilar central bank policies, patchy economic growth and unpredictable oil prices set the stage for a global market that bounced around, seemingly without clear direction.

On August 24, 2015, the Dow Jones industrial average tanked 1,000 points during the course of the day. Although it rebounded to only lose roughly half that amount at market close, investors were unmistakably concerned about the global economy, especially China’s slowdown. However, within a few days, news of better-than-expected, second-quarter domestic GDP growth results helped many of the major U.S. and European indexes halt the bleeding for the week and the Dow, the S&P 500 Index and the Nasdaq composite moved clear of a “correction,” which is defined as a drop of 10% or more from a recent high.

Despite the relief provided by the GDP report, uncertainty over the timing of the U.S. Federal Reserve’s first interest rate increase since emergency lending rates were established during the 2008 financial crisis continued to weigh heavily on investors’ minds. On December 16, 2015, following months of rumors, the Federal Open Market Committee (the “FOMC”) finally increased its benchmark lending rates from a range of 0% to 0.25% to a range of 0.25% to 0.5%. It was the first interest rate hike in nearly a decade. In subsequent meetings though June 2016, the FOMC left the federal funds rate unchanged, and it remains unclear whether there will be any additional rate increases before year end.

On Friday, June 24, 2016, Great Britain’s announcement that 52% of its voters favored leaving the European Union shook global financial markets. The “Brexit” referendum fallout was swift and significant. British Prime Minister David Cameron announced his resignation, the British pound sterling nose-dived approximately 12% against the dollar, the euro fell 1.4% against the dollar and the price of gold climbed 4.7% to a two-year high. Global markets reacted to the Brexit news with a selling frenzy. In the U.S., the Dow Jones industrial average dropped 611.21 points, or 3.4%, which wiped out year-to-date gains; the S&P 500 Index fell 3.6%; and the NASDAQ Composite Index sank 4.1%. That very same day, Moody’s Investors Service changed the U.K.’s long-term issuer and debt ratings to negative from stable, and affirmed both ratings at Aa1. On Monday, June 27, 2016, Standard & Poor’s Global Ratings stripped the U.K. of its impeccable AAA credit rating, reducing it to AA with a negative outlook. In addition, Fitch’s Ratings, Inc. downgraded the U.K.’s long-term foreign and local currency issuer default ratings to AA with negative outlooks.

Despite all this turmoil, U.S. investors appeared to be opportunistically willing to take on some risk. By June 30, 2016 – barely a week after the historic vote – the broad market had almost returned to its pre-Brexit level and ended the month in positive territory.

Against this backdrop, American Beacon Advisors adopted the Bridgeway Large Cap Growth Fund, which seeks to provide long-term return on capital, primarily through capital appreciation.

For the 12 months ended June 30, 2016:

•	American Beacon Bridgeway Large Cap Growth Fund (Investor Class) returned -3.65%.

Thank you for your continued investment in the American Beacon Funds. For additional information about our Funds or to access your account information, please visit www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Domestic Equity Market Overview

June 30, 2016 (Unaudited)

The S&P 500 Index returned a relatively robust 7.42% for the 12 months ended June 30, 2015, followed by a more modest return of 3.99% for the 12 months ended June 30, 2016. The period under review was marked by a “Will they or won’t they?” attitude toward the Federal Reserve (the “Fed”) and the possibility of raising interest rates and continued uncertainty in China and Europe.

The 12-month period began with potential signs of strength as most broad domestic equity markets posted positive returns in July 2015 in an effort to continue the positive, although volatile, momentum of the prior two quarters. However, this was not meant to be as August 2015 brought more volatility with the spotlight on China. Signs of cracks in that country’s growth had been appearing since at least early 2014; however, the debt crisis in Europe and U.S. economic growth had dominated the headlines. That changed dramatically when China allowed its currency (yuan) to drop more than 4% over two days in mid-August and global markets turned negative. Broad U.S. markets also reacted negatively to Fed Chair Janet Yellen and the Federal Open Market Committee’s (the “FOMC”) decision to not raise interest rates due to continued instability in economic and financial markets abroad. There also were concerns that a rise in interest rates could have negative effects on the broad U.S. market that would lead to suppressed growth and increased pressure on inflation.

Fourth quarter 2015 was buoyed by an early rally in the equities market despite relatively weak, domestic payroll figures reported in October and the looming prospect of the Fed raising interest rates. Anticipation continued to build in November, as belief strengthened that the FOMC’s December meeting would yield an increase in interest rates due to improving economic indicators, including a drop in the unemployment rate to 5.0%. This belief was eventually realized, when the FOMC formally decided to raise rates in mid-December. However, given how long it had been anticipated, it was largely unsurprising and the market reaction was somewhat muted. Outside of the U.S., China continued to struggle throughout this time period, facing the continued strength of the dollar. As a result, China marked the end of the quarter with its 10th consecutive month of decelerating manufacturing activity.

First quarter 2016 was a period of significant domestic equity market volatility. The negative performance in January nearly matched the positive performance in March, with flat performance in between. January was highlighted by a broad market sell-off because of continued weakness in China’s economy despite a rebound by stocks at the end of the month. Healthier economic indicators in February kept the markets from entering correction territory, with most broad domestic equity markets ending the month close to flat. March was characterized by strong market performance led by job gains, a strengthening labor market and some stability in oil prices. March also brought another FOMC meeting where the Fed took a cautious tone and held the Fed funds rate steady. “Global economic and financial developments” were cited as reasons to keep the rate steady. To wit, the surprise move by the European Central Bank for further quantitative easing underscored weakness in Europe’s economy.

A lackluster job report for May and Brexit did little to dampen second quarter 2016’s positive momentum. The first two months of the quarter had positive returns that, at first, seemed to be threatened by the underwhelming May jobs report during the first week of June. The weak report put the prospect of the Fed raising interest rates at the June meeting in doubt; a doubt that was later realized. Later in June came the United Kingdom’s unexpected Brexit vote to leave the European Union. However, the domestic equity markets’ short-lived reaction to Brexit was followed by a quick rebound and June was relatively flat across most U.S. indexes. For the fiscal year, the S&P 500 Index ended up 3.99% and the Russell 1000 Index up 2.93% while weakness in the small-cap space persisted with the Russell 2000 Index down -6.73%.

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2016 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned-3.65% for the twelve months ended June 30, 2016, compared to the Russell 1000® Growth Index (the “Index”) return of 3.02% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 6/30/06 through 6/30/16

Total Returns for the Period ended June 30, 2016

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 6/30/06 - 6/30/16
Institutional Class (1,7)	BRLGX	-3.52%	12.02%	7.18%	$20,670
Y Class (1,2,7)	BLYYX	-3.52%	12.02%	7.18%	$21,417
Investor Class (1,3,7)	BLYPX	-3.65%	11.99%	7.17%	$20,643
A Class with sales charge (1,4,7)	BLYAX	-3.61%	12.00%	7.17%	$20,651
A Class without sales charge (1,4,7)	BLYAX	-3.61%	12.00%	7.17%	$20,651
C Class with sales charge (1,5,7)	BLYCX	-4.90%	11.93%	7.14%	$20,375
C Class without sales charge (1,5,7)	BLXYC	-3.90%	11.93%	7.14%	$20,589
Russell 1000 Growth Index (6)		3.02%	12.35%	8.78%	$20,205

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class (formerly known as Class N) from 6/30/06 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/06.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/06 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/06.

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2016 (Unaudited)

4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/06 up to 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/06. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/06 up to 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/06. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000® Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 and Russell 1000 Growth Indexes are registered trademarks of Frank Russell Company.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.00%, 1.10%, 1.37%, 1.40%, and 2.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index for the one-year period as both stock selection and sector allocation detracted value relative to the Index.

Most of the Fund’s poor performance related to security selection was attributable to holdings in the Financials, Health Care and Consumer Staples sectors. The Fund’s investments in the Financials and Health Care sectors detracted more than 120 (1.20%) basis points from performance each, and the Consumer Staples sector detracted approximately 110 (1.10%) basis points. Investments in the Financials sector detracting value relative to the Index included Santander Consumer USA Holdings (down 59.6%) and Ally Financial (down 23.9%). Envision Healthcare (down 51.5%) and United Therapeutics (down 39.1%) detracted from the Fund’s returns in the Health Care sector. In the Consumer Staples sector, not owning Altria Group, which was up 46.5% in the Index, negatively impacted performance. The Fund’s position in WhiteWave Foods (down 25.1%) also hurt performance.

The Fund’s overweight position in Energy, the worst performing sector in the Index, detracted more than 175 (1.75%) basis points from performance through sector allocation. An underweight position in Telecommunication Services, the best performing sector, also detracted relative value.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Amazon.com, Inc.		2.7
Facebook Inc.		2.4
Ulta Salon Cosmetics & Fragrance, Inc.		2.3
VeriSign, Inc.		2.1
Fiserv, Inc.		2.0
Monster Beverage Corp.		1.9
Centene Corp.		1.8
Tesoro Corp.		1.8
Aetna, Inc.		1.7
Lear Corp.		1.7
Total Fund Holdings	79

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2016 (Unaudited)

Sector Allocation (% Equities)
Consumer Discretionary	24.9
Information Technology	21.3
Health Care	16.2
Consumer Staples	14.0
Industrials	13.1
Financials	6.7
Energy	2.8
Materials	1.0

American Beacon Bridgeway Large Cap Growth FundSM

Fund Expenses

June 30, 2016 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Bridgeway Large Cap Growth FundSM

Fund Expenses

June 30, 2016 (Unaudited)

Bridgeway Large Cap Growth Fund

	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During Period 1/1/2016-6/30/2016*
Institutional Class
Actual	$1,000.00	$976.42	$4.08
Hypothetical**	$1,000.00	$1,020.72	$4.17
Y Class
Actual	$1,000.00	$976.42	3.59
Hypothetical**	$1,000.00	$1,020.33	3.67
Investor Class
Actual	$1,000.00	$975.14	4.69
Hypothetical**	$1,000.00	$1,018.93	4.79
A Class
Actual	$1,000.00	$975.57	4.77
Hypothetical**	$1,000.00	$1,018.83	4.87
C Class
Actual	$1,000.00	$972.56	7.71
Hypothetical**	$1,000.00	$1,015.10	7.88

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.83%, 0.91%, 1.19%, 1.21% and 1.96% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

American Beacon Bridgeway Large Cap Growth FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Bridgeway Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Bridgeway Large Cap Growth Fund (“Fund”), as of June 30, 2016, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2015, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated August 27, 2015, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and counterparty or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Bridgeway Large Cap Growth Fund at June 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

August 29, 2016

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2016

	Shares	Fair Value
COMMON STOCK - 98.53%
CONSUMER DISCRETIONARY - 24.52%
Auto Components - 1.74%
Lear Corp.	23,500	$2,391,360

Hotels, Restaurants & Leisure - 1.05%
Darden Restaurants, Inc.	22,800	1,444,152

Household Durables - 1.35%
Stanley Black & Decker, Inc.	16,700	1,857,374

Internet & Catalog Retail - 2.66%
Amazon.com, Inc.A	5,100	3,649,662

Media - 4.39%
Facebook, Inc., Class AA	28,600	3,268,408
Netflix, Inc.A	14,000	1,280,720
Scripps Networks Interactive, Inc., Class A	23,800	1,482,026

		6,031,154

Specialty Retail - 9.51%
AutoZone, Inc.A	2,400	1,905,216
Foot Locker, Inc.	26,900	1,475,734
Home Depot, Inc.	13,600	1,736,584
L Brands, Inc.	17,200	1,154,636
O’Reilly Automotive, Inc.A	6,900	1,870,590
Ross Stores, Inc.	31,300	1,774,397
Ulta Salon Cosmetics & Fragrance, Inc.	13,000	3,167,320

		13,084,477

Textiles & Apparel - 3.82%
NIKE, Inc., Class B	30,100	1,661,520
Skechers U.S.A., Inc., Class AA	55,100	1,637,572
Under Armour, Inc., Class AA	25,300	1,015,289
Under Armour, Inc., Class CA	25,480	927,457

		5,241,838

Total Consumer Discretionary		33,700,017

CONSUMER STAPLES - 13.76%
Beverages - 3.99%
Constellation Brands, Inc., Class A	10,200	1,687,080
Monster Beverage Corp.A	16,000	2,571,360
PepsiCo, Inc.	11,600	1,228,904

		5,487,344

Food & Drug Retailing - 3.64%
CVS Caremark Corp.	15,400	1,474,396
Kroger Co.	47,000	1,729,130
Sysco Corp.	35,500	1,801,270

		5,004,796

Food Products - 4.50%
Hormel Foods Corp.	64,800	2,371,680
Kellogg Co.	18,900	1,543,185
Tyson Foods, Inc., Class A	21,700	1,449,343
Walgreens Boots Alliance, Inc.	9,700	807,719

		6,171,927

Household Products - 1.12%
Kimberly-Clark Corp.	11,200	1,539,776

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2016

	Shares	Fair Value
Personal Products - 0.51%
Estee Lauder Cos., Inc., Class A	7,700	$700,854

Total Consumer Staples		18,904,697

ENERGY - 2.75%
Oil & Gas - 2.75%
Tesoro Corp.	33,000	2,472,360
Valero Energy Corp.	25,600	1,305,600

Total Energy		3,777,960

FINANCIALS - 6.60%
Diversified Financials - 4.18%
Ally Financial, Inc.	81,500	1,391,205
Discover Financial Services	25,700	1,377,263
Jack Henry & Associates, Inc.	17,700	1,544,679
Santander Consumer USA Holdings, Inc.	139,600	1,442,068

		5,755,215

Insurance - 1.30%
Reinsurance Group of America, Inc.	18,400	1,784,616

Real Estate - 1.12%
Public Storage, Inc.B	6,000	1,533,540

Total Financials		9,073,371

HEALTH CARE - 15.94%
Biotechnology - 1.89%
Gilead Sciences, Inc.	16,700	1,393,114
United Therapeutics Corp.A	11,400	1,207,488

		2,600,602

Health Care Equipment & Supplies - 4.88%
Dentsply Sirona, Inc.	24,000	1,488,960
DexCom, Inc.A	20,500	1,626,265
Edwards Lifesciences Corp.A	21,600	2,154,168
Idexx Laboratories, Inc.A	15,400	1,430,044

		6,699,437

Health Care Providers & Services - 8.02%
Aetna, Inc.	19,600	2,393,748
Cardinal Health, Inc.	17,600	1,372,976
Centene Corp.A	35,600	2,540,772
HCA Holdings, Inc.	18,700	1,440,087
Henry Schein, Inc.A	7,800	1,379,040
UnitedHealth Group, Inc.	13,400	1,892,080

		11,018,703

Pharmaceuticals - 1.15%
Johnson & Johnson	13,000	1,576,900

Total Health Care		21,895,642

INDUSTRIALS - 12.89%
Aerospace & Defense - 1.63%
Lockheed Martin Corp.	9,000	2,233,530

Airlines - 5.05%
Alaska Air Group, Inc.	22,900	1,334,841
American Airlines Group, Inc.	36,100	1,021,991
Delta Air Lines, Inc.	38,900	1,417,127

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2016

	Shares	Fair Value
Southwest Airlines Co.	39,700	$1,556,637
United Continental Holdings, Inc.	38,800	1,592,352

		6,922,948

Commercial Services & Supplies - 2.86%
Equifax, Inc.	15,500	1,990,200
Global Payments, Inc.	27,200	1,941,536

		3,931,736

Diversified Manufacturing - 1.06%
Acuity Brands, Inc.	5,900	1,462,964

Industrial Conglomerates - 1.13%
Honeywell International, Inc.	13,400	1,558,688

Trading Companies & Distributors - 1.16%
HD Supply Holdings, Inc.A	45,800	1,594,756

Total Industrials		17,704,622

INFORMATION TECHNOLOGY - 21.06%
Communications Equipment - 2.49%
Broadcom Ltd.	13,100	2,035,740
Juniper Networks, Inc.	61,900	1,392,131

		3,427,871

Computers & Peripherals - 0.72%
Apple, Inc.	10,300	984,680

Electronic Equipment & Instruments - 0.98%
NVIDIA Corp.	28,600	1,343,219

Internet Software & Services - 5.24%
Alphabet, Inc., Class CA	3,300	2,283,930
Equinix, Inc.B	5,100	1,977,423
VeriSign, Inc.	34,000	2,939,640

		7,200,993

IT Consulting & Services - 5.49%
Accenture PLC, Class AC	9,500	1,076,255
CDW Corp.	48,900	1,959,912
Fiserv, Inc.A	24,700	2,685,631
Total System Services, Inc.	34,600	1,837,606

		7,559,404

Semiconductor Equipment & Products - 2.74%
Lam Research Corp.	22,800	1,916,568
Micron Technology, Inc.A	133,800	1,841,088

		3,757,656

Software - 3.40%
Autodesk, Inc.A	24,200	1,310,188
Cadence Design Systems, Inc.A	62,100	1,509,030
Electronic Arts, Inc.A	24,400	1,848,544

		4,667,762

Total Information Technology		28,941,585

MATERIALS - 1.01%
Chemicals - 1.01%
Dow Chemical Co.	27,900	1,386,909

Total Common Stock (Cost $128,955,996)		135,384,803

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2016

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.91% (Cost $1,246,119)
American Beacon U.S. Government Money Market Select Fund, Select ClassD	1,246,119	$1,246,119

TOTAL INVESTMENTS - 99.44% (Cost $130,202,115)		136,630,922
OTHER ASSETS, NET OF LIABILITIES - 0.56%		768,495

TOTAL NET ASSETS - 100.00%		$137,399,417

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.
C	PLC - Public Limited Company.
D	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on June 30, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	11	September 2016	$1,149,610	$6,825

				$1,149,610	$6,825

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments in unaffiliated securities, at fair value A	$135,384,803
Investments in affiliated securities, at fair value B	1,246,119
Deposit with brokers for futures contracts	57,318
Receivable for investments sold	1,917,520
Receivable for fund shares sold	110,017
Dividends and interest receivable	52,434
Receivable for expense reimbursement (Note 2)	74,927
Receivable for variation margin from open futures contracts (Note 5)	6,847
Prepaid expenses	113,429

Total assets	138,963,414

Liabilities:
Payable for investments purchased	1,343,219
Payable for fund shares redeemed	30,686
Management and investment advisory fees payable	98,619
Transfer agent fees payable	18,321
Custody and fund accounting fees payable	3,129
Professional fees payable	45,166
Other liabilities	24,857

Total liabilities	1,563,997

Net assets	$137,399,417

Analysis of Net Assets:
Paid-in-capital	142,922,788
Undistributed net investment income	305,886
Accumulated net realized (loss)	(12,264,889)
Unrealized appreciation of investments	6,428,807
Unrealized appreciation of futures contracts	6,825

Net assets	$137,399,417

Shares outstanding at no par value (unlimited shares authorized):
Institutional ClassC	5,992,389

Y Class	17,623

Investor Class	5,879

A Class	7,024

C Class	10,768

Net assets:
Institutional ClassC	$136,460,611

Y Class	$401,220

Investor Class	$133,696

A Class	$159,744

C Class	$244,146

Net asset value, offering and redemption price per share:
Institutional ClassC	$22.77

Y Class	$22.77

Investor Class	$22.74

A Class	$22.74

A Class (offering price)	$24.13

C Class	$22.67

A Cost of investments in unaffiliated securities	$128,955,996
B Cost of investments in affiliated securities	$1,246,119
C Formerly known as Class N.

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Statement of Operations

For the year ended June 30, 2016

Investment income:
Dividend income from unaffiliated securities	$1,769,680
Dividend income from affiliated securities	956
Interest income	838
Income derived from securities lending	52,008

Total investment income	1,823,482

Expenses:
Management and investment advisory fees (Note 2)	767,695
Administrative service fees (Note 2):
Institutional Class A	142,277
Y Class	196
Investor Class	94
A Class	204
C Class	112
Transfer agent fees:
Institutional Class A	50,097
Y Class	3,398
Investor Class	3,582
A Class	3,396
C Class	3,396
Custody and fund accounting fees	72,179
Professional fees	69,911
Registration fees and expenses	71,654
Service fees (Note 2):
Institutional Class A	84,742
Y Class	115
Investor Class	123
A Class	130
C Class	97
Distribution fees (Note 2):
A Class	216
C Class	656
Prospectus and shareholder report expenses	35,581
Trustee fees	12,415
Other expenses	62,581

Total expenses	1,384,847

Net fees waived and expenses reimbursed (Note 2)	(103,417)

Net expenses	1,281,430

Net investment income	542,052

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	477,817
Futures contracts	22,964
Change in net unrealized appreciation (depreciation) of:
Investments	(8,627,925)
Futures contracts	6,825

Net (loss) from investments	(8,120,319)

Net (decrease) in net assets resulting from operations	$(7,578,267)

A	Formerly known as Class N.

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Statement of Changes in Net Assets

	Year Ended June 30, 2016	Year Ended June 30, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$542,052	$678,230
Net realized gain from investments and futures contracts	500,781	7,237,893
Change in net unrealized appreciation (depreciation) from investments and futures contracts	(8,621,100)	1,817,428

Net increase (decrease) in net assets resulting from operations	(7,578,267)	9,733,551

Distributions to Shareholders:
Net investment income:
Institutional Class A	(775,100)	(330,018)

Net distributions to shareholders	(775,100)	(330,018)

Capital Share Transactions:
Proceeds from sales of shares	39,701,829	101,191,213
Reinvestment of dividends and distributions	753,120	316,957
Cost of shares redeemed	(51,195,470)	(10,761,992)

Net increase (decrease) in net assets from capital share transactions	(10,740,521)	90,746,178

Net increase (decrease) in net assets	(19,093,888)	100,149,711

Net Assets:
Beginning of period	156,493,305	56,343,594

End of Period *	$137,399,417	$156,493,305

* Includes undistributed net investment income	$305,886	$538,934

A	Formerly known as Class N.

See accompanying notes

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of June 30, 2016, the Trust consists of twenty-five active series, one of which is presented in this filing (the “Fund”): American Beacon Bridgeway Large Cap Growth Fund. The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Reorganization

The Fund is the legal successor to the Bridgeway Large Cap Growth Fund (the “Predecessor Fund”). The accounting and performance history of Class N Shares of the Predecessor Fund was redesignated as that of the Institutional Class Shares of the Fund. On February 5, 2016, the Fund (which had no prior activity or net assets) acquired all the net assets of the predecessor Fund pursuant to a plan for reorganization. The exchange consisted of the Predecessor Fund’s Class N shares for the Fund’s Institutional Class shares at the same aggregate value.

The acquisition was accounted for as a tax-free exchange after the close of business on February 5, 2016 as follows:

Institutional Shares	7,075,740
Net Assets	$144,748,554
Net Investment Income	$243,216
Unrealized Depreciation	$(5,686,306)

The reorganization shifted the management oversight responsibility from Bridgeway Capital Management, Inc. (“Bridgeway”) to the Manager. The Manager engaged Bridgeway as the sub-advisor to the Fund, thus maintaining the continuity of the portfolio management.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received form the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class Disclosure

February 5, 2016 was the inception date of the Y, Investor, A, and C Classes.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	Individual investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

Each class offered by the Fund has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include service fees and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is an investment company, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

Prior to February 5, 2016, the manager of the Predecessor Fund received an advisory fee comprised of a base fee and a performance adjustment. The base fee equaled the base annual fee rate of 0.50% times the average daily net assets of the Fund. The performance adjustment equaled 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Value Index with dividends reinvested (the “Predecessor Index”) over a rolling five-year performance period. The performance adjustment varied from a minimum of -0.05% to a maximum of +0.05%. However, the performance adjustment rate was zero if the difference between the cumulative Fund’s performance and the Predecessor Index performance was less than or equal to 2%. From February 5, 2016 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory and fund management services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Fund and the Manager entered into a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund as compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Fund pays the unaffiliated investment advisor hired to direct investment activities of the Fund. Management fees paid during the year ended June 30, 2016 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Bridgeway Large Cap Growth Fund	0.40%	$767,695	$706,777	$60,918

Administration Agreement

Prior to February 5, the Predecessor Fund contracted with BNY Mellon Investment Servicing (US) Inc. to serve as the Fund’s administrator and incurred $24,602 in administrative service fees. From February 5, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

Prior to February 5, 2016, the Predecessor Fund incurred $84,742 in shareholder servicing fees. Since February 5, 2016, the Manager and the Trust entered into Service Plans that obligates the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management and administration fees of 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2016, the Manager earned fees totaling $336 on the Fund’s direct investment in the USG Select Fund.

Fund	Direct Investments in USG Select Fund
Bridgeway Large Cap Growth Fund	$336

Interfund Lending Program

Since February 5, 2016, and pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating funds. During the year ended June 30, 2016, the Fund borrowed on average $2,433,443 for 8 days at an average interest rate of 0.97% with interest charges of $521. This amount is recorded within “other expenses” on the accompanying Statement of Operations.

Expense Reimbursement Plan

Prior to February 5, 2016, the Predecessor Fund contractually agreed to reimburse operating expenses to the extent that total annual fund expenses exceeded 0.83%. At the time of reorganization, the Predecessor Fund had reimbursed expenses of $11,476.

After the reorganization, the Manager contractually agreed to reimburse the Fund to the extent that total annual fund operating expenses exceeded the Fund’s expense cap. For the year ended June 30, 2016, the Manager waived or reimbursed expenses as follows:

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

Fund	Class	Expense Cap		Reimbursed Expenses	Expenses Ineligible for Recoupment	Expiration of Reimbursed Expenses
		7/1/15 - 2/5/16	2/5/16 - 6/30/16
Bridgeway Large Cap Growth	Institutional	0.83%	0.81%	$89,223	$11,476	2019
Bridgeway Large Cap Growth	Y	N/A	0.91%	3,590	—	2019
Bridgeway Large Cap Growth	Investor	N/A	1.19%	3,588	—	2019
Bridgeway Large Cap Growth	A	N/A	1.21%	3,496	—	2019
Bridgeway Large Cap Growth	C	N/A	1.96%	3,520	—	2019

Of these amounts, $74,927, was disclosed as a receivable from the Manager to the Fund at June 30, 2016. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2019. The Fund did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended June 30, 2016, Foreside collected $203 from the sale of Class A shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2016, no fees were collected for the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, no fees were collected for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4 p.m. Eastern time, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Trust’s Board.

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2016, the Fund’s investments were classified as described below:

Bridgeway Large Cap Growth Fund (1)

	Level 1	Level 2	Level 3	Total
Common Stock	$135,384,803	$—	$—	$135,384,803
Short-Term Investments - Money Market Funds	1,246,119	—	—	1,246,119

Total Investments in Securities	$136,630,922	$—	$—	$136,630,922

Financial Derivatives Instruments
Futures Contracts	$6,825	$—	$—	$6,825

(1)	Refer to the Schedule of Investments for Industry Information.

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended June 30, 2016, there were no transfers between levels.

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

4. Securities and other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other registered investment companies, including money market funds. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the period from February 5, 2016 to June 30, 2016, the Fund entered into future contracts primarily for exposing cash to markets.

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

The Fund’s futures contracts outstanding fluctuate throughout the operating period as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts since February 5, 2016. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Number of Futures Contracts Outstanding
Fund	Period ended June 30, 2016
Bridgeway Large Cap Growth Fund	19

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure(1):

Fair values of financial derivative instruments not accounted for as hedging instruments as of June 30, 2016:

Statement of Assets and Liabilities	Derivative
Receivable for variation margin from open futures contracts(2)	Equity Contracts	$6,825

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended June 30, 2016:

Statement of Operations
Net realized gain (loss) from futures contracts	Equity Contracts	$22,964
Change in net unrealized appreciation (depreciation) of futures contracts	Equity Contracts	6,825

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

If the Fund invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers for futures contracts and Payable to brokers for futures contracts”, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s investment advisors attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Fund is party to enforceable master netting agreements between brokers and counterparties, such as International Swaps and Derivatives Association (“ISDA”) agreements, Master Repo Agreements and Master Forward Agreements which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of June 30, 2016.

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

Offsetting of Financial Assets and Derivative Assets as of June 30, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Futures Contracts (1)	$6,825	$—	$6,825

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of June 30, 2016:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$6,825	$—	$—	$6,825

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended June 30, 2013, 2014, and 2015 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognized interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended June 30, 2016	Year Ended June 30, 2015
Distributions paid from:
Ordinary income*
Institutional Class**	$775,100	$330,018
Y Class	—	—
Investor Class	—	—
A Class	—	—
C Class	—	—

Total distributions paid	$775,100	$330,018

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
**	Formerly known as Class N.

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

As of June 30, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

Bridgeway Large Cap Growth
Cost basis of investments for federal income tax purposes	$130,202,115
Unrealized appreciation	14,198,413
Unrealized depreciation	(7,769,606)

Net unrealized appreciation (depreciation)	6,428,807
Undistributed ordinary income (loss)	305,886
Undistributed long-term capital gains	—
Other temporary differences	—
Accumulated capital and other losses	(12,258,064)

Distributable earnings (deficits)	$(5,523,371)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences may arise between book and tax reporting and would be appropriately reclassified on the Statement of Assets and Liabilities. Accordingly, there were no permanent differences for the tax year ended June 30, 2016.

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC-MOD, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. RIC-MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2016, the Fund has $12,258,064 pre-RIC MOD capital loss carryforward expiring June 30, 2018. The Fund utilized $507,606 in pre RIC-MOD capital loss carryforward during the tax year ended June 30, 2016.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended June 30, 2016 were:

	Purchases	Sales
Bridgeway Large Cap Growth	$153,055,574	$166,588,103

A summary of the Fund’s transactions in the USG Select Fund for the year ended June 30, 2016 are as follows:

Type of Transaction	February 5, 2016 Shares/Fair Value	Purchases	Sales	June 30, 2016 Shares/Fair Value	Dividend Income
Direct	$—	$16,955,831	$15,709,712	$1,246,119	$956

9. Securities Lending

Prior to February 5, 2016, the Predecessor Fund lent its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers were required to secure their loans

American Beacon Bridgeway Large Cap Growth FundSM

Notes to Financial Statements

June 30, 2016

continuously with collateral in an amount at least equal to the fair value of the securities loaned plus accrued interest. Collateral was monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

As of June 30, 2016, the Fund did not have any securities on loan.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

For the year ended June 30, 2016

	Institutional Class*		Y Class		Investor Class
Bridgeway Large Cap Growth	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,664,057	$38,562,092	19,831	$436,655	7,575	$159,910
Reinvestment of dividends	31,858	753,120	—	—	—	—
Shares redeemed	(2,302,986)	(50,942,698)	(2,209)	(48,222)	(1,697)	(38,429)

Net increase (decrease) in shares outstanding	(607,091)	$(11,627,486)	17,622	$388,433	5,878	$121,481

	A Class		C Class
Bridgeway Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold	14,372	$311,305	10,768	$231,867
Reinvestment of dividends	—	—	—	—
Shares redeemed	(7,349)	(166,121)	—	—

Net increase in shares outstanding	7,023	$145,184	10,768	$231,867

For the year ended June 30, 2015

	Institutional Class*
Bridgeway Large Cap Growth	Shares	Amount
Shares sold	4,302,332	$101,191,213
Reinvestment of dividends	14,681	316,957
Shares redeemed	(464,212)	(10,761,992)

Net increase (decrease) in shares outstanding	3,852,801	$90,746,178

*	Formerly known as Class N.

11. Change in Independent Registered Public Accounting Firm (Unaudited)

The Fund engaged Ernst & Young, LLP (“EY”) as the independent registered public accounting firm for the fiscal year ending June 30, 2016. E&Y replaces BBD, LLP (“BBD”), the Fund’s previous independent registered public accounting firm, who was dismissed upon completion of the tax-free reorganization. The change in accountants was approved by the Audit Committee of the Board on August 5, 2015. During the periods that BBD served as the Predecessor Fund’s independent registered public accounting firm and through February 5, 2016, BBD’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Fund and BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class G
	Year Ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.71	$20.51	$16.18	$13.33	$13.38

Income (loss) from investment operations:
Net investment income	0.07	0.17	0.13	0.16	0.09
Net gains (losses) on investments (both realized and unrealized)	(0.90)	3.14	4.29	2.88	(0.05)

Total income (loss) from investment operations	(0.83)	3.31	4.42	3.04	0.04

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.09)	(0.19)	(0.09)
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.11)	(0.11)	(0.09)	(0.19)	(0.09)

Net asset value, end of period	$22.77	$23.71	$20.51	$16.18	$13.33

Total return A	(3.52)%	16.19%	27.41%	23.06%	0.37%

Ratios and supplemental data:
Net assets, end of period	$136,460,611	$156,493,513	$56,343,594	$47,966,566	$48,443,515
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.89%	0.81%	0.87%	0.90%	0.92%
Expenses, net of reimbursements or recoupments	0.83%	0.81%	0.84%	0.84%	0.84%
Net investment income, before reimbursements or recoupments	0.30%	0.75%	0.70%	1.10%	0.74%
Net investment income, net of reimbursements or recoupments	0.35%	0.75%	0.70%	1.10%	0.74%
Portfolio turnover rate	100%	48%	74%	49%	55%

	Y Class		Investor Class		A Class		C Class
	February 5 B to June 30, 2016		February 5 B to June 30, 2016		February 5 B to June 30, 2016		February 5 B to June 30, 2016
Net asset value, beginning of period	$20.46		$20.46		$20.46		$20.46

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.01		0.00		(0.04)
Net gains (losses) on investments (both realized and unrealized)	2.28		2.27		2.28		2.25

Total income (loss) from investment operations	2.31		2.28		2.28		2.21

Less distributions:
Dividends from net investment income	—		—		—		—
Distributions from net realized gains	—		—		—		—

Total distributions	—		—		—		—

Net asset value, end of period	$22.77		$22.74		$22.74		$22.67

Total returnA	11.29	% C	11.14	% C	11.14	% C	10.80	% C

Ratios and supplemental data:
Net assets, end of period	$401,220		$133,696		$159,744		$244,146
Ratios to average net assets:
Expenses, before reimbursements or recoupments	4.00	% D	8.43	% D	5.25	% D	7.33	% D
Expenses, net of reimbursements or recoupments	0.91	% D	1.18	% D	1.21	% D	1.96	% D
Net investment (loss), before reimbursements or recoupments	(2.69	)% D	(7.08	)% D	(4.01	)% D	(5.98	)% D
Net investment income (loss), net of reimbursements or recoupments	0.40	% D	0.17	% D	0.02	% D	(0.62	)% D
Portfolio turnover rate	100	% F	100	% F	100	% F	100	% F

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Commencement of Operations.
C	Not Annualized.
D	Annualized.
E	Per share amounts calculated based on the average daily shares outstanding during the period.
F	Portfolio turnover rate is for the period from July 1, 2015 to June 30, 2016.
G	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.

American Beacon Bridgeway Large Cap Growth FundSM

Privacy Policy and Federal Tax Information

June 30, 2016 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:	100%
Qualified Dividend Income:	100%
Long-Term Capital Gaines Distributions:	$—
Short-Term Capital Gain Distributions:	$—

Shareholders received notification in January 2016 of the applicable tax information necessary to prepare their 2015 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

At its August 5-6, 2015 meetings, the Board of Trustees (“Board”) considered: (1) the approval of the Management Agreement among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bridgeway Large Cap Growth Fund (“Bridgeway Fund”), a new series of the Trust, and (2) the approval of a new investment advisory agreement among the Manager, Bridgeway Capital Management, Inc. (“Bridgeway”), and the Trust, on behalf of the Bridgeway Fund (the “Bridgeway Agreement”).

Approval of American Beacon Advisors, Inc.

In advance of the meeting, the Board requested and reviewed information provided by the Manager in connection with its consideration of the Management Agreement for the Bridgeway Fund, and the Investment Committee of the Board met with representatives of the Manager. The Board considered, among other materials, responses by the Manager to inquiries requesting:

•	a description of the advisory and related services proposed to be provided to the Bridgeway Fund;

•	identification of the professional personnel who are proposed to be assigned primary responsibility for managing the Bridgeway Fund;

•	an analysis of the proposed advisory fee, and fee waivers, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules; and

•	any other information the Manager believed would be material to the Board’s consideration of the Management Agreement.

The Board also considered information that had been provided by the Manager to the Board at its May 14, 2015 and June 2-3, 2015 meetings in connection with the review of the Management Agreement between the Manager and the Trust as it related to the existing series of the Trust (“Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its August 5–6, 2015 meetings at which the Board considered the approval of the Management Agreement with respect to the Bridgeway Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Bridgeway Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreements was in the best interests of the Bridgeway Fund.

Nature, Extent and Quality of Services. The Board considered that it had reviewed the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 14, 2015 and June 2-3, 2015 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. At its May 14, 2015 and June 2-3, 2015 meetings, the Board also considered the Manager’s disciplined investment approach and

Disclosure Regarding the Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

goal to provide consistent above average long-term performance at a low cost on behalf of the Existing Funds and the Manager’s culture of compliance and support for compliance operations that reduces risks to the Existing Funds. The Board considered the Manager’s representation that the advisory and related services proposed to be provided to the Bridgeway Fund will be consistent with the services provided to the Existing Funds, except that the Bridgeway Fund is a single-manager fund and, therefore, the Manager will not allocate assets among multiple investment advisors, which it does for many of the Existing Funds. The Board also considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Bridgeway Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the Bridgeway Fund.

Investment Performance. The Board considered that the Bridgeway Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board also considered that it would review the performance of Bridgeway in connection with its consideration of the Bridgeway Agreement.

Costs of the Services Provided to the Bridgeway Fund and the Profits or Losses to be Realized by the Manager from its Relationship with the Bridgeway Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the Bridgeway Fund. The Board also considered that the Manager will receive service and administrative fees to compensate the Manager for providing administrative services to the Bridgeway Fund. The Board considered the Manager’s representation that its accounting system does not provide for cost allocation. Accordingly, the Manager created an allocation of expenses based upon the estimated percentage of time spent by its employees on non-distribution related business. The Board then considered that the Manager was projected to incur pre-tax losses after distribution revenues and expenses from its first year of rendering services to the Bridgeway Fund.

Comparisons of the amounts to be paid to the Manager under the Management Agreements and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by comparable funds. The Board considered that the Manager provides comparable services to the Existing Funds at the same rate as proposed for the Bridgeway Fund. The Board also considered that the management fee rate proposed by the Manager for the Bridgeway Fund, both on a stand-alone basis and combined with the proposed advisory fee rate to be paid to Bridgeway, is lower than the average advisory fee rate paid by peer group funds in the Fund’s Morningstar, Inc. (“Morningstar”) category. In addition, the Board considered that the Manager has agreed to limit the expenses of the Bridgeway Fund for at least one year following the Fund’s inception date at competitive market levels, which are slightly higher than the average expense ratio paid by the peer group funds in the Fund’s Morningstar category. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Bridgeway Fund, in light of all the factors considered.

Economies of Scale. The Board considered that breakpoints were not included in the proposed management fee and considered the Manager’s representation that the proposed management fee rate for the Bridgeway Fund reflects economies of scale for the benefit of Bridgeway Fund shareholders.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the Bridgeway Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Bridgeway Fund appear to be fair and reasonable.

Disclosure Regarding the Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Bridgeway Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable; (2) determined that the Bridgeway Fund and its shareholders would benefit from the Manager’s management of the Bridgeway Fund; and (3) approved the Management Agreement on behalf of the Bridgeway Fund.

Approval of Bridgeway Capital Management, Inc.

Prior to the meeting, the Board requested and reviewed information provided by Bridgeway in connection with its consideration of the Bridgeway Agreement, and the Investment Committee of the Board met with representatives of Bridgeway. The Board considered, among other materials, responses by Bridgeway to inquiries requesting:

•	a description of the advisory and related services proposed to be provided to the Bridgeway Fund;

•	identification of the professional personnel to perform services for the Bridgeway Fund and their education, experience and responsibilities;

•	a comparison of the investment performance of the Bridgeway Fund’s predecessor, the Bridgeway Large-Cap Growth Fund (“Prior Fund”), with the performance of the Russell 1000 Growth Index (“Russell Index”), the benchmark index for the Prior Fund, the Prior Fund’s Morningstar category and certain peer group funds selected by the Manager;

•	the proposed advisory fee;

•	a description of the portfolio managers’ compensation, including any incentive arrangements;

•	a description of Bridgeway’s compliance program and any material compliance matters, as well as its trading activities;

•	a discussion of Bridgeway’s financial condition and confirmation that Bridgeway’s financial condition would not impair its ability to provide high-quality services to the Bridgeway Fund; and

•	any other information that Bridgeway believed would be material to the Board’s consideration of the Bridgeway Agreement.

Provided below is an overview of the primary factors the Board considered at its August 5–6, 2015 meetings at which the Board considered the approval of the Bridgeway Agreement. In determining whether to approve the Bridgeway Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of Bridgeway; (3) the costs to be incurred by Bridgeway in rendering its services and the resulting profits or losses; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (6) comparisons of services and fees with contracts entered into by Bridgeway with other clients; and (7) any other benefits anticipated to be derived by Bridgeway from its relationship with the Bridgeway Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Bridgeway Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of Bridgeway regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Bridgeway Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board

Disclosure Regarding the Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

unanimously concluded that the terms of the Bridgeway Agreement were reasonable and fair and that the approval of the Bridgeway Agreement was in the best interests of the Bridgeway Fund.

Nature, extent and quality of the services to be provided by Bridgeway. The Board considered information regarding Bridgeway’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Bridgeway Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Bridgeway Fund. The Board also considered Bridgeway’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of Bridgeway. The Board considered Bridgeway’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Bridgeway Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Bridgeway were appropriate for the Bridgeway Fund in light of its investment objective, and, thus, supported a decision to approve the Bridgeway Agreement.

Performance of Bridgeway. The Board evaluated the information provided by the Manager regarding the performance of the Prior Fund relative to the performance of the Russell Index and the Morningstar category and certain peer group funds. The Board also considered Bridgeway’s discussion regarding the performance of Bridgeway’s large cap growth composite (“Composite”). The Board considered Bridgeway’s representation that, for the periods ended June 30, 2015, the Prior Fund outperformed the Russell Index for the for the one-, three- and five-year periods and underperformed the Russell Index for the ten-year and since-inception periods. The Board considered that, for the calendar years ended December 31, 2014, 2013 and 2012, the Prior Fund outperformed the Russell Index and the Morningstar category for the calendar year ended December 31, 2011, the Prior Fund underperformed the Russell Index and outperformed the Morningstar category and that for the calendar years ended December 31, 2010, 2009 and 2008, the Prior Fund underperformed the Russell Index and the Morningstar category. The Board also considered Bridgeway’s discussion regarding the underperformance of the Prior Fund and the Composite relative to the Russell Index and industry peer group funds from 2008 through 2011. Based on the foregoing information, the Board concluded that the historical investment performance record of Bridgeway supported approval of the Bridgeway Agreement.

Comparisons of the amounts to be paid under the Bridgeway Agreement with those under contracts between Bridgeway and its other clients. In evaluating the Bridgeway Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Bridgeway on behalf of the Bridgeway Fund. The Board considered that Bridgeway’s investment advisory fee rate under the Bridgeway Agreement would be paid to Bridgeway by the Bridgeway Fund. The Board considered the favorable nature of the advisory fee rate proposed for the Bridgeway Fund relative to the fee rates charged to other comparable clients of Bridgeway. The Board also considered the Manager’s representation that the combined management and advisory fee rate to be paid to the Manager and Bridgeway was lower than the average advisory fee rate paid by peer group funds in the Bridgeway Fund’s Morningstar category. After evaluating this information, the Board concluded that Bridgeway’s advisory fee rate under the Bridgeway Agreement was reasonable in light of the services to be provided to the Bridgeway Fund.

Costs of the services to be provided and profits to be realized by Bridgeway and its affiliates from its relationship with the Bridgeway Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Bridgeway from its relationship with the Bridgeway Fund, noting instead the arm’s-length nature of the relationship between the Manager and Bridgeway with respect to the negotiation of the advisory fee rate on behalf of the Bridgeway Fund.

Economies of Scale. The Board considered Bridgeway’s representation that the breakpoints included in the proposed advisory fee rate reflects potential economies of scale for the benefit of the Bridgeway Fund’s investors.

Disclosure Regarding the Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

Benefits to be derived by Bridgeway from the relationship with the Bridgeway Fund. The Board considered Bridgeway’s representation that it does not anticipate that any “fall-out” benefits will accrue to Bridgeway as a result of its relationship with the Bridgeway Fund, but that ancillary benefits that might accrue to Bridgeway include positive effects on Bridgeway’s reputation that may aid in marketing efforts and the ability to aggregate assets to achieve better pricing on certain services. The Board also considered Bridgeway’s representation that Bridgeway does not participate in soft dollar arrangements and purchases research on a limited basis with respect to the Bridgeway Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Bridgeway by virtue of its relationship with the Bridgeway Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Bridgeway Fund, the Manager or Bridgeway, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the Bridgeway Agreement is in the best interests of the Bridgeway Fund and approved the Bridgeway Agreement.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED	Term
TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Term
One Year

Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS	Term One Year

Gene L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP Since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams(41)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (49)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (57)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE,Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com, approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.
American Beacon Funds and Bridgeway Large Cap Growth Fund are service marks of American Beacon Advisors, Inc.
AR 6/16

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The trust amended its code November 12, 2003 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE.ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$56,774	6/30/2016

(b)

Audit-Related Fees	Fiscal Year Ended
$0	6/30/2016

(c)

Tax Fees	Fiscal Year Ended
$70	6/30/2016

(d)

All Other Fees	Fiscal Year Ended
$0	6/30/2016

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$70	$228,840	N/A	6/30/2016

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: September 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: September 9, 2016

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: September 9, 2016